UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

NCR CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 001-00395

Maryland	31-0387920
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3097 Satellite Boulevard
Duluth, Georgia 30096
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (937) 445-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On July 31, 2012, the Company issued a press release announcing its plans to make a contribution to its U.S. qualified pension plan and offer a voluntary lump sum payment option to certain deferred vested participants. A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference.

Additionally, a conference call is scheduled for 5pm EDT on July 31, 2012 to discuss the next steps in NCR's pension strategy. A copy of the presentation is attached hereto as Exhibit 99.2 and hereby incorporated by reference.

Item 9.01        Financial Statements and Exhibits.

(d)    Exhibits:

The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Press Release issued by the Company, dated July 31, 2012

99.2	Investor Presentation, dated July 31, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCR Corporation

By:	/s/ Robert Fishman
Robert Fishman
Senior Vice President and Chief Financial Officer
Date: July 31, 2012

Index to Exhibits
The following exhibit is attached with this current report on Form 8-K:

Exhibit No.            Description
99.1                Press Release issued by the Company, dated July 31, 2012

99.2	Investor Presentation, dated July 31, 2012